Exhibit 99.1

FIRST Amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 6th day of July 2021, by and between SILICON VALLEY BANK (“Bank”) and TREVI THERAPEUTICS, INC., a Delaware corporation (“Borrower”) whose address is 195 Church Street, 14th Floor, New Haven, Connecticut 06510.

Recitals

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 13, 2020 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.2 (Quarterly Financial Statements; Quarterly Compliance Statement). Section 6.2 is amended by deleting the reference to “seventy-five (75) days” in Sections 6.2(c) and (d) and replacing such reference with “ninety (90) days”.

2.2Section 6.11 (Milestone Requirement). Section 6.11 is amended in its entirety and replaced with the following:

“6.11Milestone Requirement. At all times, prior to the occurrence of the Phase 3 Event, Borrower shall be required to (i) achieve the Milestone Event, and (ii) maintain unrestricted and unencumbered cash in accounts in the name of Borrower with Bank in an aggregate amount of greater than Twenty Million Dollars ($20,000,000.00) ((i) and (ii) collectively, the “Milestone Requirement”).  If Borrower fails to comply with the Milestone Requirement (which failure in and of itself is not an Event of Default) (the “Trigger Event”), Borrower shall immediately deposit into the Cash Collateral Account unrestricted and unencumbered cash in an amount of at least one hundred percent (100.0%)

of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the Trigger Event (as determined by Bank), to secure all of the Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) (a “Cash Collateralization”). For the avoidance of doubt, the receipt by Borrower of negative data for the PRISM Trial, as determined by Bank in its sole and absolute discretion, constitutes a Trigger Event. Borrower hereby authorizes and directs Bank to transfer to the Cash Collateral Account an amount equal to one hundred percent (100.0%) of the outstanding Obligations of Borrower to Bank (other than Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement) as of the date of the Trigger Event (as determined by Bank) if Borrower fails to effect a Cash Collateralization as required under this Section 6.11, it being understood that the foregoing authorization shall constitute an immediate Cash Collateralization, irrespective of any delay by Bank in effecting such transfer, to the extent that sufficient Borrower funds are then available for Bank to effect such transfer.  Borrower further authorizes Bank, at the election of Bank, in Bank’s sole and absolute discretion, to apply the funds held in the Cash Collateral Account on account of the outstanding Obligations of Borrower to Bank (the “Paydown Payment”).  For the avoidance of doubt, the Paydown Payment shall not be subject to the Prepayment Premium.  Notwithstanding the foregoing, upon Bank’s receipt of evidence from Borrower, satisfactory to Bank in its sole and absolute discretion, that it is in compliance with the Milestone Event the unrestricted and unencumbered cash pledged and deposited into the Cash Collateral Account, pursuant to this Section 6.11, shall be promptly remitted to Borrower’s Designated Deposit Account.”

2.3Section 8.2(b) (Covenant Default).  Section 8.2(b) of the Loan Agreement is amended by deleting the words “Equity Requirement” appearing therein and inserting “Milestone Requirement” in lieu thereof.

2.4Section 13.1 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety “Equity Milestone Event” and “Equity Requirement”.

2.5Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

““Milestone Event” means Borrower has provided Bank with evidence, satisfactory to Bank in its sole but reasonable discretion, that Borrower has achieved each of the following: (i) receipt of unrestricted and unencumbered net cash proceeds from the issuance and sale of its equity securities to investors, in amounts: (A) of at least Six Million Dollars ($6,000,000.00) after June 30, 2020, but on or prior to March 31, 2021; (B) of at least Fifteen Million Dollars ($15,000,000.00) after June 1, 2021, but on or prior to October 31, 2021 (exclusive of amounts received pursuant to clause (A) hereof); and (C) sufficient to finance the Phase 3 Trial and the ongoing operations of the Borrower, as determined by Bank in its sole and absolute discretion, on or prior to June 30, 2022 (exclusive of amounts received pursuant to clauses (A) and (B) hereof), and (ii) the Phase 3 Event.”

““Milestone Requirement” is defined in Section 6.11.”

2.6Section 13.1 (Definitions).  The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following

““Phase 3 Event” occurs if and when (if ever) Bank confirms in writing that it has received evidence, satisfactory to Bank in its sole and absolute discretion, that Borrower has received (a) positive data for the PRISM Trial, sufficient to advance Borrower into a Phase 3 clinical trial with respect to Prurigo Nodularis (the “Phase 3 Trial”), and (b) after June 30, 2020, but on or prior to June 30, 2022, unrestricted and unencumbered net cash proceeds in satisfaction of clause (C) of the definition of Milestone Event.”

2.7Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (a) any material Requirement of Law, (b) any material agreement binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing (other than a financing statement), registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained or made); and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 13, 2020, as amended by Schedule 2 hereto, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate, as amended by Schedule 2 hereto, have not changed, as of the date hereof.

6.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of Bank’s reasonable and documented legal fees and expenses incurred in connection with this Amendment which shall have been invoiced within five (5) days of the date hereof.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed as a sealed instrument under the laws of the Commonwealth of Massachusetts and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/ Clark Hayes Name: Clark Hayes Title: Managing Director	TREVI THERAPEUTICS, INC. By: /s/ Jennifer Good Name: Jennifer Good Title: President and Chief Executive Officer

Schedule 1

EXHIBIT B

COMPLIANCE STATEMENT

TO:SILICON VALLEY BANKDate:

FROM:  TREVI THERAPEUTICS, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below.  Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes (except, with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting CovenantsRequiredCompliesMonthly financial statementsMonthly within 30 daysYes NoMonthly Compliance StatementMonthly within 30 days Yes NoQuarterly financial statementsQuarterly within 45 daysYes NoAnnual financial statements (CPA Audited)FYE within 90 daysYes NoQuarterly Compliance StatementQuarterly within 45 days; within 90 days for the quarter ending December 31Yes NoBoard projectionsFYE within 30 days and contemporaneously with any updates or changes theretoYes No10Q, 10K and 8-KWithin 5 days after filing with SECYes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Statement.

Yes	No

The following are the exceptions with respect to the statements above:  (If no exceptions exist, state “No exceptions to note.”)

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Schedule 2

PERFECTION CERTIFICATE UPDATES

1.	The chart located in Section 2(b) of the Perfection Certificate is amended in its entirety and replaced with the following:

Date of Listing	May 7, 2019
Exchange (e.g., NASDAQ, NYSE, LSE, etc.)	NASDAQ
Ticker/Trading symbol	TRVI
Tax/Accounting Year	December 31
Is the Company current in its SEC and/or other reporting?	Yes
Last report filed	3/31/21 10-Q filed on 5/13/21

2.	The chart located in Section 5(b) of the Perfection Certificate is amended in its entirety and replaced with the following:

Institution Name and Address	Account Number	Average Monthly Balance in Account as of April 30, 2021	Name of Account Owner
Silicon Valley Bank (Operating)	3302785814	Balance - $1,000,000	Trevi Therapeutics, Inc.
Silicon Valley Bank (Sweep)	6600005085	Balance - $3,729,844	Trevi Therapeutics, Inc.
Silicon Valley Bank (Asset Management)	19-SV1846	Balance - $36,451,488	Trevi Therapeutics, Inc.
Stifel	5804-0956	Balance - $0	Trevi Therapeutics, Inc.

3.	The chart located in Section 6(a) of the Perfection Certificate is amended in its entirety and replaced with the following:

Name and Address of Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/Unsecured (if secured, complete 6(b))

Silicon Valley Bank, 275 Grove Street, Suite 2-200, Newton MA 02466	$14,000,000	2/1/2024	Secured

4.	The chart located in Section 6(b) of the Perfection Certificate is amended in its entirety and replaced with the following

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Name of Company/Subsidiary
195 Church Street Associates, LLC	Leasehold improvements in the offices of the Company under its lease with landlord dated 2/6/13 as amended on 12/5/17.	Trevi Therapeutics, Inc.
Silicon Valley Bank	Substantially all of the Company’s properties, rights and assets, except for its intellectual property (which is subject to a negative pledge under the SVB Loan Agreement)	Trevi Therapeutics, Inc.

5.	The chart located in Section 11 of the Perfection Certificate is amended in its entirety and replaced with the following

Office/Title	Name of Officer	Name of Company/Subsidiary
President & CEO	Jennifer Good	Trevi Therapeutics, Inc.
Chief Medical Officer	Thomas Sciascia	Trevi Therapeutics, Inc.
Chief Development Officer	William B. Forbes	Trevi Therapeutics, Inc.
Controller and Treasurer	Christopher Galletta	Trevi Therapeutics, Inc.
Senior Director, Financial Projects and Secretary	Frank Muscolo	Trevi Therapeutics, Inc.